Exhibit 99.1

INVESTOR PRESENTATION NYSE American: UMAC January 2026

FORWARD LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to us, are intended to identify forward - looking statements . These statements include : our expectations from a $ 600 million market opportunity, the potential impact of the $ 1 billion Pentagon initiative including expectations from executive orders and Department of War initiatives, and expected revenue in the six months ending June 30 , 2026 from $ 20 million of purchase orders . The results expected by some or all of these forward - looking statements may not occur . Factors that affect our ability to achieve these results include the impact of and duration of the tariff policies, including (i) on the availability and cost of alternate supplies of drone parts, , (ii) on the economy, and (iii) the wars in Ukraine and Israel, as well as governmental delays, future interest rates, and our ability to enhance our existing products, develop new products and create new services for our customers and future customers, and the Risk Factors contained in our Form 10 - Q, filed with the SEC on November 6 , 2025 , Prospectus Supplement filed with the Securities and Exchange Commission (the “SEC”) on September 2 , 2025 and in our Form 10 - K for the year ended December 31 , 2024 . Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them . Any forward - looking statement made by us herein speaks only as of the date on which it is made . We undertake no obligation to update any forward - looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law .

INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA compliant products approved for Blue UAS Framework ● Orlando FL based - 62,500 sq ft ● Serving Retail, Enterprise, and Defense customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Positioning the company to deliver quickly as procurement cycles evolve Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Quarter over quarter revenue growth - from $8M to $20M annualized ● $20M in enterprise purchase orders expected to fulfill through 1H 2026 ● $100M cash on hand + $10M in inventory balances + No debt

DRONE COMPONENT MANUFACTURER NDAA Products Critical electronics - Flight Controllers - Electronic Speed Controllers - Analog Video Systems Drone Motors FPV Headsets Focus High production volumes of US - Made value segment parts US Footprint – Orlando, FL 62,500 sq ft across dedicated facilities

sUAS: SMALL UNMANNED AIRCRAFT SYSTEMS ● Less than 55 lbs (typically 1 to 5 lbs) ● Dominant configuration: Multirotor ● 3 to 10 inch propellor size category ● FPV: First Person View ● Attritable Systems Low cost – acceptable to lose

OUR PARTS IN ACTION $600M Market Opportunity for U.S. - Made Drone Components ● U.S. defense and enterprise programs are driving demand for 1M+ small drones, targeting sub $2000 for attritable systems Our Components Power Drone Manufacturers ● Unusual Machines parts are used by a wide range of drone OEMs which have multiple pathways into programs and subsegments Flexible Interoperability: From Single Parts to Full Systems ● Some customers use a single component (e.g., flight controller or camera) ● Others build drones entirely from our parts, leveraging high compatibility across our product lines Unusual Machines parts on sub $2000 drone assembly Fat Shark Aura FPV Camera - $67 Fat Shark Aura Video Transmitter - $70 Rotor Riot Brave F7 Flight Controller - $58 Rotor Riot Brave 55A ESC - $115 Unusual Machines 2807 Motor - $43 Rotor Riot 7” Airframe - $75

HOBBYIST DEFENSE ENTERPRISE CONSUMER CUSTOMER SEGMENTS

Q4 ‘25 Revenue Costs $20M Annualized Revenue* 82 Employees 62k sqft Facilities $8M Annualized Revenue 31 Employees 24k sqft Facilities Q3 ‘25 *Q4 numbers are unaudited estimates GROWTH STRATEGY

RECENT REGULATORY DEVELOPMENTS ● National Defense Authorization Act renewed for 2026 ○ Continued restrictions for critical components produced in covered foreign countries. ○ Establishes working group to identify strategic investments in the sUAS industrial base to support domestic production (sec 914) ● FCC action mandates use of U.S. made critical drone components - Secure Networks Act ○ Covered List expanded to include all UAS and critical components produced in any foreign country ● Drone Dominance : ~$1B Pentagon initiative to expand use of US produced drones in defense ○ 30,000 drones to be procured across Q1 & Q2 from 12 vendors ○ 60,000 to be procured in Q3 & Q4 from 10 vendors ○ Program continues to grow throughout FY2027

OUR COMPETITIVE ADVANTAGE ● Regulatory: NDAA, Tariffs, US Drone Dominance, FCC Secure Networks Act… ● Timing: US drone component thesis ● Working Capital: $100M+ ● Expertise and history ○ Fat Shark headsets since 2007 ○ OEM drone components since 2017 ○ Rotor Riot drones built in US since 2019 ○ Rotor Labs Motors made in Australia since 2022

DRONE PARTS LANDSCAPE Premium Value USA (Blue) EU / ISRAEL ASIA

CAPITALIZATION TABLE Common Stock Management + Board 2,811,363 Shares + Common Shares (Free Float) 35,298,548 Shares = Total Common Shares 38,109,911 Shares Employee Equity EIP Issuances 784,684 Shares EIP Availability for Issuance 2,615,325 Shares As of January 12, 2026

Stacy Wright Chief Revenue Officer MEET THE TEAM Dr. Allan Evans Chief Executive Officer Brian Hoff Chief Financial Officer Drew Camden Chief Operating Officer Tom Mercier VP of Headsets Jason Reels VP of Supply Chain Al Ducharme VP of Engineering Nate Kennedy VP of Marketing Craig McIntyre VP of Enterprise Sales Bran Mello VP of Manufacturing

INVESTMENT HIGHLIGHTS Component manufacturer for small drones with high market demand ● Multiple US - made and NDAA compliant products approved for Blue UAS Framework ● Orlando FL based - 62,500 sq ft ● Serving Retail, Enterprise, and Defense customers across high - volume drone platforms Accelerated growth strategy ● Aggressive inventory strategy to stay ahead of customer demand and be a vendor of choice ● Building specialized U.S. - based production lines for demand driving components ● Investing in automation to expand production scale ● Positioning the company to deliver quickly as procurement cycles evolve Legislation driving near and long - term opportunities ● Recent U.S. legislation increasingly favoring domestic & NDAA - compliant drone supply chains ● Executive Orders and DoW initiatives unlocking significant new federal funding streams ● FCC ban on foreign made drones and drone parts creating multi - year market expansion for U.S. suppliers Strong growth momentum & financial profile ● Quarter over quarter revenue growth - from $8M to $20M annualized ● $20M in enterprise purchase orders expected to fulfill through 1H 2026 ● $100M cash on hand + $10M in inventory balances + No debt

INVESTOR CONTACT Email: investors@unusualmachines.com 4677 L B McLeod Rd Suite J Orlando, FL 32811 United States